Concentration Of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentration Of Credit Risk [Text Block]
24—CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and trade accounts and notes receivable from customers, primarily located in France, Japan and the United States. The Company maintains cash deposits with major banks. Management periodically assesses the financial condition of these institutions and believes that any possible credit risk is limited.
The Company has procedures in effect to monitor the creditworthiness of its customers. The Company obtains bank guarantees for first-time or infrequent customers, and in certain cases obtains insurance against the risk of a payment default by the customer. The Company reviewed individual customer balances considering current and historical loss experience and general economic conditions in determining the allowance for doubtful accounts receivable of € 1.6 million and € 1.3 million, for the years ended December 31, 2012, and 2011, respectively.

Ultimate losses may vary from the current estimates, and any adjustments are reported in earnings in the periods in which they become known.

In 2012, 2011 and 2010, the Company did not generate significant revenue with a single customer.